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LORD ABBETT DEVELOPING GROWTH FUND


                    SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JULY 31, 2000



                                                               [GRAPHIC OMITTED]


                                                  A portfolio of small companies
                                                  with large growth potential


                                     [LOGO]

                       LORD ABBETT DEVELOPING GROWTH FUND

                                           A TRADITION OF
                                     PERFORMANCE

 "Lord Abbett's Developing Growth Fund's manager is sticking to his strategy."

                                                       Morningstar, May 19, 2000

--------------------------------------------------------------------------------
Do the Stocks of Small
Companies Have a Place
in Your Portfolio?

Just as there are different types of investors -- with unique goals, strategies and time horizons -- there are different types of securities to help them pursue their objectives. Look at equities: stocks of large companies behave differently than stocks of small companies. Year-to-year volatility is higher for small-cap stocks,(1) but, as the chart below illustrates, small company stocks have provided double-digit average annual returns during each of the last six decades.

Average Annual Returns During Each Decade(1)


                           [BAR CHART GRAPHIC OMITTED]


Summary of Bar Chart Data:

           Small-cap stocks        Large-cap stocks
1940s          20.7%                    9.2%
1950s          16.9%                   19.4%
1960s          15.5%                    7.8%
1970s          11.5%                    5.9%
1980s          15.8%                   17.6%
1990s          15.2%                   18.2%


Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These stocks offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio, small-cap stocks may provide investors with added growth potential to help them achieve their goals.

--------------------------------------------------------------------------------
Average Annual
Total Returns

The average annual rates of total return, computed using the SEC-required formula and reflecting the deduction of the Class A share maximum sales charge of 5.75% for the periods ended 6/30/00, were:


                           [BAR CHART GRAPHIC OMITTED]

Summary of Bar Chart Data:

1 year         2.70%
5 years       18.36%
10 years      16.00%


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) Used with permission.(C)1999 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger
     G. Ibbotson and Rex Sinquefield.) This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

          REPORT TO SHAREHOLDERS
          For the Six Months Ended July 31, 2000


[PHOTO]

/s/ Robert S. Dow
-----------------
Robert S. Dow
Chairman


 "As   the   small   cap   market
 stabilizes,  we  believe we will
 begin to see earnings growth and
 price   appreciation  among  the
 stocks of small  companies  on a

 wider scale."

-----------------------------------

     ======================
              DALBAR
      HONORS COMMITMENT TO:
            INVESTORS
               1999
      =====================

 Lord,  Abbett & Co.  is proud to
 announce  we  have   received  a
 DALBAR   award   for   providing
 consistently   good  service  to
 shareholder  the 1999 Key  Honor
 Award for Mutual  Fund  Service.
 DALBAR,   Inc.  an   independent
 research  firm and  evaluator of
 mutual  fund  service,  presents
 the award to financial  services
 firms that provide  consistently
 solid service to clients.

-----------------------------------

Lord Abbett Developing Growth Fund completed the first half of its fiscal year on July 31, 2000, with net assets of $2.6 billion. Below is an overview of class-specific data for the period.

                                                  Six Months Ended July 31, 2000
                                                  -----------------------------
                      Class A    Class B          Class C   Class P   Class Y
-------------------------------------------------------------------------------
 Net asset value       $17.36      $16.89         $16.91    $17.27    $17.52
 Capital gains         $ 0.72      $ 0.72         $ 0.72    $ 0.72    $ 0.72
 Total return*          -7.99%      -8.24%         -8.18%    -8.03%    -7.87%

 After quite a good run in recent years, small cap growth stocks (as measured by the Russell 2000 Growth Index) and the Developing Growth Fund declined over the last 6 months. The Russell 2000 Growth Index was down -6.6% for the period, and the Fund was down nearly 8%. Volatility and jittery investors led to a slowdown in trading volume, driving small cap growth stock prices lower during the period, hurting the performance of many small company stocks.

 The performance of the technology-heavy Russell 2000 Index dropped in April and May as investors in small company stocks continued to show intolerance for any earnings shortfall, or reported company problem, no matter how slight. In addition, uncertainty around the Federal Reserve's activities and their potential influence on the economy, led investors to retreat from the stocks of companies that had previously led the small company market's performance (e.g., technology, Internet). Instead, investors sought the safety in the stocks of more established firms that exhibited earnings history and other strong fundamentals. In June, the picture changed once again when the Russell 2000 Index, led primarily by the performance of technology and biotechnology stocks, came storming back.

 It is important to note, however, that approximately 60% of the stocks in the Russell 2000 Index have market capitalizations (defined as a stock's price per share multiplied by the number of shares outstanding, commonly known as market cap) of $1.2 billion or above. This makes many of the Russell 2000 Growth's top performing companies much larger than those small companies on which the Developing Growth Fund focuses. In addition to size, many of these same companies do not possess the fundamental characteristics, such as earnings history and reasonable valuations that are in keeping with our investment philosophy.

 During the market's down period in April and May, we took the opportunity to make select additions to the Fund from across many industries, in companies where we believed the fundamentals and prices were attractive. The Fund's performance kept pace with the Index through May due to our lower exposure to faltering technology issues. However, in June, the resurgence of investors' enthusiasm, especially for the stocks of biotechnology companies, hurt the Fund's performance since our exposure to these companies was lower than the Russell 2000 Growth Index.

As we move into the latter months of 2000, we believe that market volatility is likely to continue in the short term, and liquidity and earnings shortfalls will continue to be concerns for small company investors. However, we will continue to look for companies with earnings histories and reasonable valuations. As the small company market stabilizes, we believe that we will begin to see earnings growth and price appreciation among the stocks of small companies on a wider scale. However, regardless of market conditions, we will continue to execute our disciplined investment approach, remaining focused on finding the highest quality companies possible for the portfolio.

* Total return, which is not annualized, is the percent change in net asset value (NAV), assuming the reinvestment of all distributions.

The portfolio is actively managed and subject to change. Please note the Developing Growth Fund is currently closed to new investors.

FOCUS ON. . .PERFORMANCE

THE BENEFITS OF LONG-TERM INVESTING
Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of exciting small companies. During the past 10 years, the Fund has outperformed its benchmarks, the Russell 2000 Index(1) and the Russell 2000 Growth Index.(2)

GROWTH OF A $10,000 FUND INVESTMENT: 7/31/90 - 7/31/00

-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Summary of Graphic Data:

          Developing     Russell        Russell 2000
          Growth         2000 Index/1   Growth Index/2
7/31/90   10,000         10,000         10,000
1990       8,656          8,301          8,360
1991      13,535         14,604         15,119
1992      13,120         17,293         16,294
1993      14,775         20,557         18,471
1994      15,691         20,183         18,022
1995      22,855         25,925         23,616
1996      27,927         30,203         26,275
1997      36,522         36,957         29,677
1998      39,544         36,014         30,042
1999      54,635         43,671         42,988
7/31/00   47,778         43,549         39,785


The Fund's results reflect a Class A share investment of $10,000 at Net Asset Value with dividends and capital gains reinvested. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.

(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.
(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values, and does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

The Fund Versus the Benchmarks

As shown below, for the last 3- and 5-year periods ended 7/31/00, Lord Abbett Developing Growth Fund outperformed the Russell 2000 Index and the Russell 2000 Growth Index. Both indexes are unmanaged and broadly measure small company stock performance. While historically long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover), there is no assurance of the Fund's future performance or that this pattern will continue.

IMPRESSIVE TOTAL RETURNS

[GRAPHIC OMITTED]


Summary of Graphic Data:

                                   3 Years        5 Years
                                   -------        -------
The Fund                             11.9%         17.0%
Russell 2000 Index(1)                 7.7%         12.3%
Russell 2000 Growth Index(2)         11.0%         12.1%


The Fund's total returns represent the percent change in Net Asset Value for Class A shares over the 3- and 5-year periods ended 7/31/00 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.


(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.
(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values, and does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

FOCUS ON. . .SMALL, GROWING COMPANIES

The Fund seeks to invest in companies that have passed through their initial, formative years and are now in the "developing growth" phase, as illustrated in the graph below. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Since it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. However, the stock prices of these companies can fluctuate sharply. That's why Lord Abbett Developing Growth Fund makes sense for investors who want to participate in the aggressive growth potential of a diversified, actively managed small company stock portfolio.

The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.


FOUR PHASES OF BUSINESS GROWTH


[GRAPHIC OMITTED]


* The Gross Domestic Product or "GDP" represents the output of goods and services for the U.S. economy. GDP generally grows at a more steady pace as compared to companies in the earlier phases of business growth.

A PROGRAM OF REGULAR INVESTMENT CAN HELP
PROMOTE SMALL-CAP PEACE OF MIND

Investing even a small amount of money on a regular basis can help you build a substantial portfolio over the long term. Historically, investments in small companies have provided investors with strong returns, but you may be uncomfortable with the higher daily level of price volatility associated with the small-cap market and, consequently, with professionally managed small-cap stock portfolios such as the Lord Abbett Developing Growth Fund.

One solution: a systematic investment plan. "Dollar cost averaging" may help you better tolerate the ups and downs of small-cap stock prices. In fact, dollar cost averaging may actually make market volatility work to your benefit. Using a systematic investment plan which involves a fixed-dollar amount each month allows you to buy more shares when the price is low and fewer shares when the price is high, thereby reducing the average share price over time as compared with a single purchase at the higher price.

Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels.

For additional  information  regarding the benefits of a regular investment plan
in  Lord  Abbett   Developing   Growth  Fund,  please  contact  your  investment
professional.

IMPORTANT NOTE: Lord Abbett Developing Growth Fund is closed to new investors.

IMPORTANT INFORMATION

Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in the securities of small-cap companies. Small-cap companies typically have a higher risk of failure; historically, such companies' securities have experienced a greater degree of illiquidity and market volatility than large-cap companies and their securities.

Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The Russell 2000 is an unmanaged index that measures small company stock market performance and is widely followed by the investment community. Performance figures for the unmanaged Russell 2000 do not reflect deduction of transaction costs or management fees. An investor cannot invest directly in an index, such as the Russell 2000. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after September 30, 2000, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
Common Stocks 97.35%
===================================================================================================================================
Advertising .06%              Cobalt Group, Inc. - Provides Internet marketing and data aggregation
                              services                                                                      250,000    $  1,546,875
----------------------------------------------------------------------------------------------------------------------=============
Aerospace/Defense 1.47%       Moog, Inc. Class A - Manufactures precise motion control components
                              and systems                                                                   250,000       7,250,000
                          ++ +Orbital Sciences Corp. - A space and information systems company that designs, manufactures, operates and markets a broad range of
                              affordable space-technology productsand satellite-based services            2,070,350      31,184,647
                              Total                                                                                      38,434,647
----------------------------------------------------------------------------------------------------------------------=============
Air Transportation 1.65%    ++Frontier Airlines, Inc. - A low-fare, full-service commercial airline         918,000      16,466,625
                            +*SkyWest, Inc. - A regional airline that provides passenger and
                              freight  service in the United States                                         593,600      26,489,400
                              Total                                                                                      42,956,025
----------------------------------------------------------------------------------------------------------------------=============
Apparel .16%                 +Cutter & Buck, Inc. - Designs and markets upscale sportswear
                              and outerwear                                                                 480,800       4,146,900
----------------------------------------------------------------------------------------------------------------------=============
Biotechnology .51%            Albany Molecular Research, Inc. - Offers a variety of chemistry
                              research and development services                                             240,000      13,290,000
----------------------------------------------------------------------------------------------------------------------=============
Broadcasting .37%             Crown Media Holdings, Inc. Class A - Owns and operates pay
                              television channels                                                           150,000       2,409,375
                             +Salem Communications Corp. Class A - A radio broadcasting company             601,000       7,287,125
                              Total                                                                                       9,696,500
----------------------------------------------------------------------------------------------------------------------=============
Building Materials .49%       Elcor Corp. - Manufactures laminated fiberglass asphalt residential
                              roofing shingles  and  related roofing products                               666,100      12,780,794
----------------------------------------------------------------------------------------------------------------------=============
Business Services 11.46%     +Acxiom Corp. - Provides information management solutions using
                              customer, consumer and business data                                        1,225,000      26,107,812
                              Aegis Communications Group, Inc. - Provides inbound and outbound contract telemarketing services to a variety of companies
                              in various industries                                                       3,014,900       2,411,920
                              Butler International, Inc. - Provides skilled engineers and
                              technical personnel on a contract basis                                       462,000       3,349,500
                              CDI Corp. - A staffing and outsourcing service provider to
                              Fortune 500 customers                                                         250,000       4,968,750
                             +CheckFree Holdings Corp. - Provides electronic commerce
                              services, financial application software and related products                 299,600      18,200,700
                              Corporate Executive Board Co. - Provides best practices research and analysis focusing on  corporate strategy, operations
                              and general management issues                                                 600,000      38,400,000
                             +Emerge Interactive, Inc. - A business-to-business electronic commerce
                              company combining content, community and transaction services                 231,100       5,286,412
                              Etinuum, Inc. - Designs, builds and operates e-commerce and other
                              associated direct-consumer initiatives                                        365,300       1,255,719
                              First Consulting Group, Inc. ADR - Provides consulting,
                              integration and management services                                           400,000       2,875,000

4


                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
                             *G & K Services, Inc. Class A - A lessor of work garments and
                              related textile products                                                      859,780   $  25,847,136
                              Jupiter Communications, Inc. - Provides research on Internet commerce         367,100       8,764,513
                              Labor Ready, Inc. - Provides temporary workers to the light
                              industrial, construction and  small business markets                          607,900       3,039,500
                              Management Network Group, Inc. - Provides management consulting
                              services to the global  telecommunications industry                           107,200       2,566,100
                             *McGrath Rentcorp. - A lessor of relocatable modular offices and
                              electronic test equipment                                                     419,020       6,337,678
                             +MemberWorks, Inc. - Provides membership service programs                      443,000      14,508,250
                              Modis Professional Services, Inc. - Provides business services, including consulting, outsourcing, outplacement, training and
                              professional staffing services                                                705,400       5,378,675
                              Multex.com, Inc. - Provides online investment research and information services designed to meet the needs of institutional investors, investment banks, brokerage firms, corporations and
                              individual investors                                                          414,600      10,002,225
                              NCO Group, Inc. - Provides account receivable management
                              and other outsourced services                                                 255,000       6,311,250
                              On Assignment, Inc. - Places professional employees on both long- and short-term assignments through its Lab Support,
                              Healthcare Financial Staffing and Enviro-Staff divisions                      600,000      16,537,500
                              Pegasus Systems, Inc. - Provides global electronic commerce
                              and transaction  processing solutions                                       1,070,565      10,906,381
                              RailWorks Corp. - Provides integrated rail system services                    700,000       6,475,000
                              SOS Staffing Services, Inc. - Offers a full range of staffing
                              services through its 87 offices nationwide                                    292,670         768,259
                              Strategic Distribution, Inc. - Provides proprietary industrial supply procurement solutions to industrial sites, primarily
                              through its In-Plant Store program                                          1,348,500       2,444,156
                             +Student Advantage, Inc. - Serves college students through
                              its national fee-based membership program and web site                      1,249,900      10,624,150
                              Sykes Enterprises, Inc. - Provides information technology
                              outsourcing services                                                          651,300       8,181,956
                              TeleTech Holdings, Inc. - Provides customer-care management
                              solutions to Fortune 500 and international companies                        1,850,000      57,350,000
                              Total                                                                                     298,898,542
----------------------------------------------------------------------------------------------------------------------=============

Cable Services .74%           Cable Design Technologies Corp. - Designs and manufactures specialty electronic data transmission cables and network-
                              structured wiring systems                                                     550,000      19,387,500
----------------------------------------------------------------------------------------------------------------------=============
Capital Goods 1.53%           Dionex Corp. - Manufacturer of analytical instruments                         180,000       4,680,000
                              Flow International Corp. - Designs, manufactures and sells ultra-
                              high-pressure waterjets for cutting metallic and non-metallic materials       628,070       6,437,718
                             *JLG Industries, Inc. - Leading manufacturer of self-propelled
                              aerial work platforms                                                         252,120       2,568,472
                             ++LeCroy Corp. - Develops, manufactures and markets
                              principally high-performance digital oscilloscopes and related products       520,500       7,807,500
                              National Instruments Corp. - Supplies computer-based
                              instrumentation hardware and software products                                425,000      18,354,688
                              Total                                                                                      39,848,378
----------------------------------------------------------------------------------------------------------------------=============
Chemicals 2.13%              *H. B. Fuller Co. - Manufactures and markets adhesives, sealants,
                              coatings, paints and otherspecialty chemical products worldwide               160,000       6,180,000
                             *OM Group, Inc. - Produces metal carbonxylates and metal salts
                              and powders                                                                 1,038,520      49,264,792
                              Total                                                                                      55,444,792
----------------------------------------------------------------------------------------------------------------------=============
Communications
Equipment 1.66%               EMS Technologies, Inc. - Produces microwave components
                              and subsystems for application in space                                       250,000       4,093,750
                             +Sawtek, Inc. - Supplies electronic signal processing components               737,000      39,245,250
                              Total                                                                                      43,339,000
----------------------------------------------------------------------------------------------------------------------=============
Communications
Services 1.21%                Clearnet Communications, Inc. Class A - A wireless communications
                              company                                                                       877,500      24,679,688
                             +Netro Corp. - Provides intelligent broadband wireless access systems
                              to communications service providers worldwide                                 125,000       6,757,812
                              Total                                                                                      31,437,500
----------------------------------------------------------------------------------------------------------------------=============
Computer Services 3.96%       Cambridge Technology Partners, Inc. - Provides management
                              consulting and systems integration                                          2,600,000      24,456,380
                              CIBER, Inc. - Provides management consulting for business
                              technology solutions                                                          547,600       6,400,075



                                                                                                                                5

                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
                              Corillian Corp. - Provides Internet financial solutions                       240,800    $  2,648,800
                             +Cyberian Outpost, Inc. - An Internet-only retailer of consumer
                              technology and related products for the home office                           725,000       2,854,688
                              Diamond Technology Partners, Inc. - Develops digital
                              strategies which leverage information technology                              349,950      31,167,422
                             +Fatbrain.com, Inc. - An Internet bookstore                                    550,000       3,162,500
                              IGate Capital Corp. - Creates, acquires and builds electronic services companies in existing and emerging segments
                              within the market                                                           1,258,910      11,880,963
                              Manhattan Associates, Inc. - Provides information technology
                              solutions for distribution centers                                            400,000      15,225,000
                              Renaissance Worldwide, Inc. - Provides integrated business
                              and technology consulting services                                          1,390,900       2,607,938
                              SCB Computer Technology, Inc. - Provides information technology
                              management and technical services                                             391,460         179,406
                              Switchboard, Inc. - An Internet-based local merchant network,
                              interconnects consumers, merchants, and national advertisers                  157,100       1,158,612
                             *Technology Solutions Co. - A provider of consulting and systems
                              integration services                                                          300,000       1,500,000
                              Telocity, Inc. - Provides subscriber-based broadband services
                              and applications designed for the residential market                              900           3,600
                              Total                                                                                     103,245,384
----------------------------------------------------------------------------------------------------------------------=============
Computer Technology .75%     +Cray, Inc. - Designs, develops and markets high performance
                              vector processor and general-purpose parallel computer systems                600,000       2,306,280
                              InFocus Corp. - Develops, manufactures and markets data/video
                              projection products and services                                              494,880      17,320,800
                              Total                                                                                      19,627,080
----------------------------------------------------------------------------------------------------------------------=============
Computer: Hardware 1.21%      Insight Enterprises, Inc. - A direct marketer of microcomputers,
                              peripherals and software                                                      581,980      26,916,575
                            ++MicroTouch Systems, Inc. - Manufacturer of touch- and pen-sensitive
                              input screens known as touchscreens                                           565,000       4,590,625
                              Total                                                                                      31,507,200
----------------------------------------------------------------------------------------------------------------------=============
Computer: Software 8.59%     +Activision, Inc. - Publishes and distributes CD-based and cartridge-
                              based entertainment software                                                  675,550       5,911,063
                             +Agency.com, Inc. - An Internet professional service firm, providing
                              an integrated set of strategy, creativity and technology services             100,000       2,156,250
                              AppNet, Inc. - Provides consulting, interactive marketing, electronic business application development, electronic business integration
                              and electronic business outsourcing                                           100,000       3,312,500
                              CyberSource Corp. - Develops and provides real-time e-commerce
                              transaction services                                                          350,800       3,025,650
                              eCollege.com - Provides technology and services that enable colleges and universities to offer an online environment for distance
                              and on-campus learning                                                        650,000       3,168,750
                              eLoyalty Corp. - A global business/management consulting and
                              systems integration organization focused on building customer loyalty         205,000       3,042,979
                              Exchange Applications, Inc. - Provides customer optimization software
                              and solutions                                                                 420,000       9,240,000
                              IMRglobal Corp. - A leading provider of application software
                              outsourcing and Year 2000 services worldwide                                  350,070       4,594,669
                              Landmark Systems Corp. - Manufactures software products which allow corporate customers  to improve the performance of their computer system and keep critical business applications
                              working at peak efficiencies                                                  378,800       1,432,356
                             +Lionbridge Technologies, Inc. - Provides globalization and multi-
                              lingual Internet services to technology companies worldwide                   550,000       4,262,500
                              Manugistics Group, Inc. - Provides supply chain optimization
                              solutions for enterprises and evolving eBusiness trading networks             197,700      10,972,350
                              Mercator Software, Inc. - Provides electronic business
                              integration software                                                          100,000       2,050,000
                              National Computer Systems, Inc. - Provides software,
                              services and systems                                                          729,200      52,411,250
                              Netopia, Inc. - Provides Internet and electronic commerce
                              infrastructure, enabling small- and  medium-size
                              businesses to connect to the Internet
                              and conduct business and electronic commerce on the Web                       226,500      12,231,000
                              Optio Software, Inc. - Provides products and services that help organizations make the transition from paper-intensive
                              commerce to electronic business, or eBusiness                                 123,800         557,100
                              Phoenix Technologies Ltd. - The world's largest supplier of standards-based compatability software to the personal
                              computer industry                                                             521,700       8,868,900
                              Primus Knowledge Solutions, Inc. - Provides web-based problem
                              resolution software for customer support                                      165,500       4,406,437


6


                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
                              Project Software & Development, Inc. - Develops, markets and supports enterprise asset maintenance software used by
                              businesses, government agencies and other organizations                       306,700    $  5,405,588
                          ++ +RadiSys Corp. - Designs and produces embedded computer solutions              937,720      57,669,780
                              RAVISENT Technologies, Inc. - Designs, develops, licenses and
                              markets modular software solutions                                            481,100       2,225,088
                             +Register.com, Inc. - Provides Internet domain name registration
                              services worldwide                                                            100,000       2,709,380
                             +ScanSoft, Inc. - Develops and markets digital imaging software products for scanning, editing, organizing and communicating
                              paper documents and photos                                                  1,168,342       2,154,189
                              THQ, Inc. - Develops, publishes and distributes interactive
                              entertainment software                                                        500,000       8,250,000
                              The 3DO Co. - Develops and publishes branded interactive
                              entertainment software products                                               700,000       4,506,250
                              Verity, Inc. - Develops, markets and supports knowledge
                              retrieval software products for corporate intranets and extranets, online publishers and e-commerce providers, original
                              equipment manufacturers and independent software vendors                      215,500       7,852,281
                             +Virage, Inc. - Provides software products and application services allowing media and  entertainment companies, enterprises and consumers to deploy, manage and distribute their video content
                              over the Internet and intranets                                                97,500       1,602,656
                              Total                                                                                     224,018,966
----------------------------------------------------------------------------------------------------------------------=============
Construction/Home
Building .32%               ++Crossmann Communities, Inc. - Single-family home builders

                              in the Midwest                                                                559,280       8,389,200
----------------------------------------------------------------------------------------------------------------------=============
Consumer Products 1.24%      *Dreyer's Grand Ice Cream, Inc. - Ice cream manufacturer and distributor       157,400       3,748,087
                             *Educational Development Corp. - A marketer of non-fiction, instructional children's books for retail trade outlets, home party plans and public
                              and school libraries                                                          133,000         457,187
                              Horizon Organic Holding Corp. - Produces, processes and markets a
                              line of organic dairy products                                                428,520       5,008,328
                             *Matthews International Corp. - A leading designer, manufacturer and
                              marketer of custom-made identification products                               450,000      12,600,000
                              Meade Instruments Corp. ADR - Designs and manufactures telescopes
                              and accessories for amateur astronomers of all skill levels                   392,400       7,087,725
                              Twinlab Corp. - A leading manufacturer of brand name
                              nutritional supplements                                                       620,000       3,487,500
                              Total                                                                                      32,388,827
----------------------------------------------------------------------------------------------------------------------=============
Data Processing Equipment     Advanced Digital Information Corp. - A leading provider of automated
& Components 1.65%            datalibraries for computer networks and workstations markets and
                              microelectronic components for aerospace and medical applications           1,795,200      25,132,800
                             *Ampex Corp. Class A - A leading innovator in the fields of magnetic
                              recording image (MRI) processing and high-performance digital storage       1,107,500       1,592,030
                              MICROS Systems, Inc. - Designs, manufactures and markets
                              point-of-sale electronic information systems and related peripheral
                              equipment and software                                                        716,620      16,303,105
                              Total                                                                                      43,027,935
----------------------------------------------------------------------------------------------------------------------=============
Drugs 3.21%                  +Corixa Corp. - Conducts biotechnological research                             480,000      16,380,000
                             +ICOS Corp. - A bio-pharmaceutical company that develops products for
                              chronic and acute diseases                                                    618,500      28,219,062
                             +ILEX Oncology, Inc. - Focuses on the accelerated development of drugs
                              for the treatment and prevention of cancer                                    250,000       9,125,000
XXX                          +Kos Pharmaceuticals, Inc. - Develops prescription pharmaceutical products primarily for the treatment of chronic cardiovascular
                              and respiratory diseases                                                      349,680       5,157,780
                              Noven Pharmaceuticals, Inc. - Develops transdermal and transmucosal
                              drug delivery systems and technologies                                        291,200       8,262,800
                              PathoGenesis Corp. - Develops drugs to treat chronic infectious diseases,
                              primarily lung infections                                                     482,400      12,693,150
                              Sicor, Inc. - A vertically integrated specialty pharmaceutical company that develops, manufactures and markets multi-source
                              injectable pharmaceuticals                                                    400,000       3,775,000
                              Total                                                                                      83,612,792
----------------------------------------------------------------------------------------------------------------------=============
Electronics 3.93%            +American Xtal Technology, Inc. - Uses a proprietary crystal growth technique to produce semiconductor substrates for a variety of
                              electronic and opto-electronic applications                                   200,040       7,126,425
                             *Analogic Corp. - Manufactures high-precision medical, industrial
                              diagnostic and measurement instruments and equipment                          350,915      16,142,090
                              Artesyn Technologies, Inc. - A manufacturer of power supplies and
                              measurement control systems for industrial equipment                          707,410      24,051,940


                                                                                                                                7


                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
                             *SLI, Inc. - Manufactures and distributes a variety of miniature
                              lighting products                                                           1,137,450   $  12,298,678
                             *Technitrol, Inc. - A worldwide manufacturer of electronic components, electrical contacts and assemblies, thermostatic and clad-metal
                              materials and components and related items                                    247,550      27,292,388
                              Xircom, Inc. - Develops, manufactures, sells and supports
                              communications solutions                                                      452,230      15,460,613
                              Total                                                                                     102,372,134
----------------------------------------------------------------------------------------------------------------------=============

Electronics:                  Universal Electronics, Inc. - Manufactures and markets pre-programmed
Equipment/Components .15%     universal remote  controls primarily for home entertainment equipment
----------------------------------------------------------------------------------------------------------------------=============

                              and the subscription broadcast market                                         200,000       3,825,000

----------------------------------------------------------------------------------------------------------------------=============
Electronics:
Semiconductor 2.23%          *Dallas Semiconductor Corp. - Develops, manufactures and markets complementary metal oxide silicone integrated circuits and
                              semiconductor-based subsystems                                                 60,000       2,512,500
                             *Helix Technology Corp. - Designs, manufactures and services products based on cryogenic (ultra-low temperatures)
                              and vacuum technologies                                                       125,000       4,062,500
                             +NVIDIA Corp. - Designs, develops and markets three dimensional
                              (3D) graphics processors and related software                                 600,000      36,000,000
                              Omnivision Technologies, Inc. - Provides integrated single chip
                              semiconductor imaging services                                                 25,000         568,750
                            +*Pioneer Standard Electronics, Inc. - Distributes electronic components
                              and computer systems                                                          200,000       2,700,000
                              Rudolph Technologies, Inc. - Designs, develops, manufactures and supports process control metrology systems used in semiconductor
                              device manufacturing                                                           80,000       3,000,000
                              Semitool, Inc. - Designs, manufactures, markets and services equipment
                              used in the fabrication of semiconductors                                     680,000       9,307,500
                              Total                                                                                      58,151,250
----------------------------------------------------------------------------------------------------------------------=============
Energy Equipment & Service    Core Laboratories N.V. - A provider of petroleum reserve analysis and
                              environmental testing                                                       1,226,710      24,457,531
5.30%                       ++Edge Petroleum Corp. - An oil and gas exploration company                     485,000       1,333,750
                              Evergreen Resources, Inc. - Explores, develops, operates
                              and acquires oil and gas properties                                           702,580      19,233,128
                            ++EXCO Resources, Inc. - An independent energy company that
                              acquires, explores and develops natural gas properties                        623,700       5,691,262
                             +Harken Energy Corp. - An oil and gas exploration and production company       750,000         562,500
                              Louis Dreyfus Natural Gas Corp. - Acquires, develops and explores
                              natural gas and oil properties                                                970,000      25,220,000
                              Seitel, Inc. - An operator of a seismic database and a provider of
                              corollary geophysical services to the petroleum industry                      561,860       6,461,390
                              Stone Energy Corp. - An independent oil and gas company that acquires and exploits oil- and gas-producing properties located
                              primarily in the Gulf Coast Basin                                             400,000      19,200,000
                              Superior Energy Services, Inc. - Provider of oil field products
                              and services in the Gulf of Mexico                                            812,510       8,125,100
                              TransMontaigne, Inc. - A holding company which operates
                              through its subsidiaries primarily in the mid-continent and
                              Rocky Mountain regions of the United States                                   500,000       2,687,500
                             *Vintage Petroleum, Inc. - Independent energy company engaged
                              in the exploitation and development of oil and gas properties               1,399,960      25,199,280
                              Total                                                                                     138,171,441
----------------------------------------------------------------------------------------------------------------------=============
Entertainment .70%           +American Classic Voyages Co. - Owns and operates United
                              States-flag cruise lines                                                      555,000      10,267,500
                              Cinar Corp. Class B - An integrated entertainment and education
                              company                                                                       500,000       2,665,000
                              Hollywood.com, Inc. - Operates an Internet movie site with various
                              pages of information, such as movie trailers, reviews and showtime listings   237,500       2,256,250
                              Take-Two Interactive Software, Inc. - Develops, markets, distributes
                              and publishes interactive entertainment software                              300,000       2,981,250
                              Total                                                                                      18,170,000
----------------------------------------------------------------------------------------------------------------------=============
Environmental
Services .46%                 Eco Soil Systems, Inc. - Develops, markets and sells proprietary biological and traditional chemical products that provide solutions for a variety of turf and crop problems in the golf and
                              agricultural industries                                                       700,000       1,268,750
                              Ionics, Inc. - Develops and manufactures systems, and provides
                              related services for water treatment                                          350,000      10,718,750
                              Total                                                                                      11,987,500
----------------------------------------------------------------------------------------------------------------------=============
Financial
Services 2.23%                Catellus Development Corp. - An owner, developer and manager
                              of real estate assets                                                         300,000       5,175,000
                            ++Federal Agricultural Mortgage Corp. Class C - A federally chartered
                              instrumentality of the United States                                          625,000       9,335,937
                             *Metris Companies, Inc. - An information-based direct marketer
`                             of consumer credit products, extensive service plans and enhancement
                              products and services to moderate income consumers                            558,200      16,362,237


8


                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
                             +Net.B@nk, Inc. - Provider of banking services over the Internet               117,270    $  1,224,006
                              S1 Corp. - Provides Internet-based financial services solutions             1,023,540      26,036,299
                              Total                                                                                      58,133,479
----------------------------------------------------------------------------------------------------------------------=============
Financial:
Miscellaneous .48%            Marchfirst, Inc. - A global Internet professional
                              services firm that helps companies build
                              business models, brands, systems and processes                                606,313      12,543,100
----------------------------------------------------------------------------------------------------------------------=============
Food .44%                     Northland Cranberries, Inc. Class A - Grows cranberries
                              on its properties in central and northern Wisconsin and
                              Massachusetts and manufactures and markets a branded line
                              of juice products                                                             573,000         895,313
                              Smithfield Foods, Inc. - Produces and markets fresh pork
                              and processed meats                                                           370,000      10,521,875
                              Total                                                                                      11,417,188
----------------------------------------------------------------------------------------------------------------------=============
Healthcare .21%               InfoCure Corp. - Provides healthcare practice management software products and services to targeted healthcare practice
                              specialties, as well as larger medical practices                              500,000       2,484,400
                              SurModics, Inc. ADR - Provides surface modification solutions to the
                              medical device industry                                                        70,000       3,115,000
                              Total                                                                                       5,599,400
----------------------------------------------------------------------------------------------------------------------=============
Healthcare
Management                   +MedQuist, Inc. - Provides electronic transcription and health
Services .11%                 information management solutions to the healthcare industry                   138,392       2,975,427
----------------------------------------------------------------------------------------------------------------------=============
Healthcare
Products 4.32%            ++ +ATS Medical, Inc. - Manufactures and markets a pyrolytic carbon
                              bileaflet mechanical heart valve                                            1,214,610      16,169,496
                              Advance Paradigm, Inc. - Provides health benefit
                              management services                                                           700,000      17,281,250
                              Apria Healthcare Group, Inc. - Provides comprehensive
                              home healthcare services                                                    1,104,000      16,491,000
                             *Arrow International, Inc. - Supplies disposable catheters
                              and related clinical products                                                 676,610      23,089,316
                             +Columbia Laboratories, Inc. - International pharmaceutical company            302,150       1,907,322
                              Hanger Orthopedic Group, Inc. - A professional practice
                              management company                                                            933,000       3,790,313
                            ++Orthofix  International  N.V.  - An  international
                              corporation that develops  innovative  products in
                              the medical device market;  a leading  producer of
                              external  fixation  devices,  limb lengthening and
                              bone reconstruction
                              equipment                                                                     659,580      13,109,152
                             +SonoSite, Inc. - Designs and develops miniaturized digital ultrasound
                              imaging devices                                                               450,000      13,500,000
                              Theragenics Corp. - Produces and sells implantable radiation devices
                              used in the treatment of prostate cancer                                    1,003,540       7,463,829
                              Total                                                                                     112,801,678
----------------------------------------------------------------------------------------------------------------------=============
Healthcare
Services 1.63%              ++HealthCare Service Group, Inc. - Provides operational services to
                              nursing home and retirement complexes                                         848,350       4,029,663
                             *Hooper Holmes, Inc. - Provider of health information to the
                              insurance industry                                                          1,856,360      22,740,410
                            ++Matria Healthcare, Inc. - Provides obstetrical home healthcare services that assist physicians
                              in the management of high risk pregnancies                                  2,016,000       7,434,000
                              Renal Care Group, Inc. - Provides dialysis and ancillary services
                              to patients with chronic kidney failure                                       250,000       5,796,875
                             +US Oncology, Inc. - Provides comprehensive management
                              services for oncology                                                         511,800       2,559,000
                              Total                                                                                      42,559,948
----------------------------------------------------------------------------------------------------------------------=============
Hospital
Supplies .92%                 Barr Laboratories, Inc. - Develops, manufactures and
                              markets generic and proprietary prescription pharmaceuticals                  255,000      13,770,000
                             +Maxim Pharmaceuticals, Inc. - Develops drugs, therapies, and
                              vaccines for cancer and infectious diseases                                   210,000      10,224,375
                              Total                                                                                      23,994,375
----------------------------------------------------------------------------------------------------------------------=============
Instrumentation .10%         +Therma-Wave, Inc. - Develops, manufactures, markets
                              and services process control metrology systems for use
                              in the manufacture of semiconductors                                          115,000       2,573,125
----------------------------------------------------------------------------------------------------------------------=============
Leisure 1.36%                +Bally Total Fitness Holding Corp. - Operates fitness centers in the
                              United States and Canada                                                      465,000      10,113,750
                             +Championship Auto Racing Teams, Inc. - Owns, operates and
                              sanctions the open-wheel motorsports series in North America                  463,330      11,554,292
                              Steiner Leisure Ltd. - Provides spa services aboard
                              cruise ships worldwide                                                        697,490      13,513,869
                              The Harvey Entertainment Co. - Develops animation and licensing
                              opportunities based on the Harvey Classic characters                          140,200         280,400
                              Total                                                                                      35,462,311
----------------------------------------------------------------------------------------------------------------------=============


                                                                                                                            9


                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
Media .89%                   +Dendrite International, Inc. - Supplies sales force software products         450,000   $  12,199,230
                              FVC.COM, Inc. - Provides a high quality, cost-effective Internet video
                              networking solution                                                           650,000       3,087,500
                              Regent Communications, Inc. - A radio broadcasting company that acquires, develops and operates radio stations in
                              small and mid-sized markets                                                 1,181,200       7,936,247
                              Total                                                                                      23,222,977
----------------------------------------------------------------------------------------------------------------------=============
Metals & Minerals 1.24%       Stillwater Mining Co. - Explores for, develops, extracts, processes and refines platinum, palladium and associated metals from J-M Reef
                              located in Stillwater and Sweet Grass counties, Montana                     1,229,300      32,269,125
----------------------------------------------------------------------------------------------------------------------=============
Office Supplies .30%          Pharmaceutical Product Development, Inc. - Provides global contract and consulting research and development services for the pharmaceutical
                              and biotechnology industries                                                  370,000       7,908,750
----------------------------------------------------------------------------------------------------------------------=============
Oil: Crude Producers .15%    +Forest Oil Corp. - Produces and markets natural gas in North America          300,000       3,862,500
----------------------------------------------------------------------------------------------------------------------=============
Printing .36%                 Documentum, Inc. - Develops, markets and supports a family of
                              client/server and Web software products                                       200,000       9,375,000
----------------------------------------------------------------------------------------------------------------------=============
REIT .24%                    *Healthcare Realty Trust, Inc. - Healthcare facility real
                              estate investment trust                                                       320,000       6,360,000
----------------------------------------------------------------------------------------------------------------------=============
Radio & TV Broadcast .49%     ValueVision International, Inc. Class A - An integrated direct marketing company that markets its products directly to the consumers through
                              various forms of electronic media                                             817,600      12,723,900
----------------------------------------------------------------------------------------------------------------------=============
Railroad Equipment .21%      *Wabtec Corp. - Provides value-added, technology-based products and
                              services for the rail industry on a worldwide basis                           541,577       5,449,619
----------------------------------------------------------------------------------------------------------------------=============
Restaurants .93%              Buca, Inc. ADR - Owns and operates "Buca di Beppo" restaurants                300,000       4,218,750
                             +CEC Entertainment, Inc. - Owns and franchises Chuck E. Cheese's restaurants   400,000      11,150,000
                             +P.F. Chang's China Bistro, Inc. - Owns and operates 28 full-service Chinese
                              restaurants                                                                   300,000       8,831,250
                              Total                                                                                      24,200,000
----------------------------------------------------------------------------------------------------------------------=============
Retail 8.78%                  Alloy Online, Inc. - An Internet destination, providing community,
                              content and commerce to boys and girls between the ages of 10 and 24          325,000       3,575,000
                              Ames Department Stores, Inc. - The nation's fifth largest discount
                              department store chain, with 303 stores in 14 Northeastern states             510,000       3,633,750
                              Cost Plus, Inc. - Operates 70 retail stores, specializing in the sale
                              of casual home living and entertainment products                              300,045       9,995,249
                             +Gerald Stevens, Inc. - Retails and markets flowers and floral-related
                              merchandise and gifts                                                         250,000         375,000
                              iGo Corp. - Provides hard-to-find, model-specific accessories and
                              services for mobile electronic devices                                        750,000       2,765,625
                             +Kenneth Cole Productions, Inc. Class A - Develops, sources and
                              markets a broad range of footwear, handbags and accessories                   452,385      19,537,378
                              Pacific Sunwear of California, Inc. - Operates a nationwide mall-based specialty retail chain of stores specializing in casual apparel, footwear
                              and related accessories catering to teenagers and young adults              1,170,850      17,709,106
                            ++Quiksilver, Inc. - Designs, arranges, manufactures and distributes casualwear, snowboardwear and swimwear for young men, boys and juniors under the Quiksilver label, and junior swimwear
                              and sportswear under the Raisin label                                       1,353,750      18,106,406
                            ++Shoe Carnival, Inc. - A retailer of family footwear, operating primarily
                              in the Midwestern and Midsouthern regions of the United States                753,540       4,709,625
                             +Stage Stores, Inc. - Owns and operates apparel stores primarily in
                              the central region of the United States                                     1,302,930         130,293
                          ++ +Tarrant Apparel Group - Designs, merchandises and manufactures
                              casual apparel                                                                920,040       7,360,320
                             +The Children's Place Retail Stores, Inc. - Retails value-priced
                              apparel and accessories for newborn to 12 year old children                   900,000      23,175,000
                              The Sirena Apparel Group, Inc. - Designs, manufactures and markets branded and private label swimwear and resortwear
                              for each principal segment of the women's market                              330,000           1,650
                              The Timberland Co. Class A - Designs, develops, makes and
                              markets boots, shoes, apparel and accessories                               1,400,000      45,937,500
                            ++Tropical Sportswear International Corp. - Produces high quality
                              casual and dress men's apparel                                                940,000      16,273,750
                              Tuesday Morning Corp. - A closeout retailer of upscale house
                              furnishings, gifts and  related items                                         450,000       4,373,460
                              Vans, Inc. - Designs, manufactures and distributes casual and active casual footwear and apparel, performance footwear,
                              snowboard boots and snowboarding outerwear                                    666,600       9,999,000


10



                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
                             +Whole Foods Market, Inc. - Owns and operates a chain of 87
                              natural food supermarkets in 19 states and the District of Columbia           744,600   $  33,274,313
                             +Wild Oats Markets, Inc. - A natural foods supermarket chain                   600,035       6,075,354
                             +Zany Brainy, Inc. - Retails toys, games, books and multimedia
                              products for children                                                         760,000       2,042,500
                              Total                                                                                     229,050,279
----------------------------------------------------------------------------------------------------------------------=============
Retail: Specialty 1.19%      +Ann Taylor Stores Corp. - Retails women's apparel, shoes and
                              accessories primarily under the Ann Taylor brand name                       1,100,000      31,075,000
----------------------------------------------------------------------------------------------------------------------=============
Security Services 1.09%     ++Armor Holdings, Inc. - Worldwide manufacturer and distributor of products and services for the law enforcement, military and
                              security markets                                                            1,190,000      17,478,125
                             ++Cornell Corrections, Inc. - Provides privatized correctional, detention
                              and pre-release services in the United States                                 712,980       4,589,809
                              Identix, Inc. - A leading designer, developer, manufacturer and marketer of products for the capture and comparison of fingerprints for security,
                              anti-fraud, law enforcement and other applications                            340,000       4,653,750
                              Kroll-O'Gara Co. - A leading provider of vehicle armoring systems for
                              military, commercial  and governmental clients worldwide                      345,200       1,801,530
                              Total                                                                                      28,523,214
----------------------------------------------------------------------------------------------------------------------=============
Services 1.33%               +Iron Mountain, Inc. - Provides records and information management services to customers in the United States, Canada, Europe,
                              Mexico and South America                                                      992,590      34,740,650
----------------------------------------------------------------------------------------------------------------------=============
Synthetic Fibers .02%        *Polymer Group, Inc. - Major global manufacturer of non-woven materials         71,800         551,962
----------------------------------------------------------------------------------------------------------------------=============
Technology 2.27%              Coherent, Inc. - Designs, manufactures and sells lasers, laser
                              systems, precision optics and related accessories                             610,000      36,523,750
                             +Internet Pictures Corp. - Provides global visual content and
                              infrastructure for electronic commerce and new media web sites                248,505       2,749,087
                              Microvision, Inc. - Develops, manufactures and markets virtual retinal display (VRD) technology, which projects images
                              directly onto the eye's retina                                                 45,000       1,665,000
                              Proxicom, Inc. ADR - Provides internet solutions to Global
                              1000 companies                                                                151,400       6,254,712
                              Three-Five Systems, Inc. - Designs and manufactures display modules for use in the end products of original equipment
                              manufacturers                                                                 459,999      12,046,224
                              Total                                                                                      59,238,773
----------------------------------------------------------------------------------------------------------------------=============
Telecommunication
Equipment                    ++Comtech Telecommunications Corp. - Designs, develops and
5.43%                         manufactures technology electronic products and systems                       530,000       7,618,750
                            ++Plantronics, Inc. - Leading supplier of communication headset
                              products and services to users and providers worldwide                        971,100     134,011,800
                              Total                                                                                     141,630,550
----------------------------------------------------------------------------------------------------------------------=============
Telecommunications 2.27%     +ADC Telecommunications, Inc. - Supplies voice, video and data systems for telephone, cable television, Internet, broadcast, wireless
                              and private networks                                                          105,264       4,414,509
                              Boston Communications Group, Inc. - Develops, markets and provides specialized roaming services, teleservices and prepaid wireless services
                              to the wireless telephone industry                                            577,500       8,373,750
                            ++CellStar Corp. - An integrated wholesale distributor of cellular
                              telephones and related products                                             3,005,000       7,043,119
                             +GST Telecommunications, Inc. - A facilities-based integrated communications provider, offering voice, data and Internet services throughout the
                              Western United States                                                         500,000          45,000
                              Lexent, Inc. - Provides outsourced local telecommunications network services for established and emerging communications companies,
                              including local exchange carriers, internet service providers and carriers     79,400       2,114,025
                              Lightbridge, Inc. - Develops, markets and supports a network of
                              integrated products and services                                              500,000      11,000,000
                             +MGC Communications, Inc. - A diversified telecommunications company           400,000      18,000,000
                             +TALK.com, Inc. - A nationwide provider of telecommunications services
                              to more than 215,000 small- and medium-sized businesses in the U.S.         1,624,500       8,325,563
                              Total                                                                                      59,315,966
----------------------------------------------------------------------------------------------------------------------=============
Utilities .35%               +Independent Energy Holdings plc ADR - Generates and markets
                              electricity in the United Kingdom                                             820,100       9,174,869
----------------------------------------------------------------------------------------------------------------------=============

                                                                                                                      11


                              Statement of Net Assets (unaudited)
                              July 31, 2000

                              Investments                                                                    Shares           Value
===================================================================================================================================
Wholesale .87%               +MSC Industrial Direct Co., Inc. Class A - Direct marketer
                              of metalworking and repair supplies                                         1,250,000   $  22,734,375
                              -----------------------------------------------------------------------------------------------------
                              Total Investments in Common Stocks (Cost $2,218,070,233)                                2,539,169,702
===================================================================================================================================
Short-Term Investment 2.58                                                                            Principal Amount
===================================================================================================================================
                              Prudential Funding Corp. 6.60% due 8/1/2000 (Cost $67,340,000)            $67,340,000      67,340,000
                              Total Investments 99.93% (Cost $2,285,410,233)                                          2,606,509,702
                              -----------------------------------------------------------------------------------------------------
Other Assets, Less Liabiliies .07%
-----------------------------------------------------------------------------------------------------------------------------------
Other (See Note 5)                                                                                                      272,820,586
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        547,908
-----------------------------------------------------------------------------------------------------------------------------------
Receivables for:              Securities sold                                                                            77,086,072
                              Capital stock sold                                                                          6,531,739
                              Dividends and interest                                                                        182,770
                              Total Other Assets                                                                        357,169,075
----------------------------------------------------------------------------------------------------------------------=============
Payables for:                 Collateral on securities loaned                                                           272,820,586
                              Securities purchased                                                                       69,008,376
                              Capital stock reacquired                                                                    9,139,306
                              Other                                                                                       4,370,535
                              Total Liabilities                                                                         355,338,803
                              -----------------------------------------------------------------------------------------------------
                              Total Other Assets, Less Liabilities                                                        1,830,272
===================================================================================================================================
Net Assets 100.00%                                                                                                   $2,608,339,974
===================================================================================================================================

                       Class A Shares - Net asset value ($1,506,222,558 / 86,739,575 shares outstanding)                    $17.36
                       Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)            $18.42
                       Class B Shares - Net asset value ($321,055,107 / 19,003,982 shares outstanding)                      $16.89
                       Class C Shares - Net asset value ($266,886,263 / 15,783,028 shares outstanding)                      $16.91
                       Class P Shares - Net asset value ($167,358,873 / 9,690,001 shares outstanding)                       $17.27
                       Class Y Shares - Net asset value ($346,817,173 / 19,800,488 shares outstanding)                      $17.52

                      +Securities (or a portion of securities) on loan. See Note 5.
                     ++Affiliated issuer (holdings represent 5% or more of the
                       outstanding voting securities of underlying investments).
                       Affiliated  issuers have a total cost of $312,768,362 and
                       total value of $400,403,341.
                      *Income producing security.
                   ADR American Depositary Receipt.
                  REIT Real Estate Investment Trust.
                       See Notes to Financial Statements.


12


              STATEMENT OF OPERATIONS (unaudited)

Investment Income                                                                                    Six Months Ended July 31, 2000
===================================================================================================================================-
Income        Dividends                                                                                               $  4,705,809
              Interest                                                                                                   2,539,111
              Securities lending                                                                                           770,178
              Total income                                                                                               8,015,098
              ---------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                             7,137,342
              12b-1 Distribution plan-Class A                                                                            2,875,614
              12b-1 Distribution plan-Class B                                                                            1,758,796
              12b-1 Distribution plan-Class C                                                                            1,468,486
              12b-1 Distribution plan-Class P                                                                              393,620
              Shareholder servicing                                                                                      2,313,804
              Registration                                                                                                 108,169
              Directors' fees                                                                                               49,302
              Reports to shareholders                                                                                       46,215
              Professional                                                                                                  39,509
              Other                                                                                                        331,500
              Total expenses before reductions                                                                          16,522,357
              ---------------------------------------------------------------------------------------------------------------------
              Expense reductions                                                                                           (35,278)
              ---------------------------------------------------------------------------------------------------------------------
              Net expenses                                                                                              16,487,079
              ---------------------------------------------------------------------------------------------------------------------
              Net investment loss                                                                                       (8,471,981)
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
===================================================================================================================================-
Net realized gain from investment transactions                                                                          88,761,241
===================================================================================================================================-
Net change in unrealized appreciation of investments                                                                  (310,275,462)
===================================================================================================================================-
Net realized and unrealized loss on investments                                                                       (221,514,221)
===================================================================================================================================-
Net Decrease in Net Assets Resulting From Operations                                                                 $(229,986,202)
===================================================================================================================================-

              See Notes to Financial Statements.


              STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                 Six Months Ended     Year Ended
                                                                                                    July 31, 2000      January 31,
Increase (Decrease) in Net Assets                                                                     (unaudited)            2000
===================================================================================================================================-
Operations    Net investment loss                                                                    $ (8,471,981)  $ (15,032,329)
              Net realized gain from investment transactions                                           88,761,241     166,079,323
              Net change in unrealized appreciation of investments                                   (310,275,462)    365,192,815
              Net increase (decrease) in net assets resulting from operations                        (229,986,202)    516,239,809
-----------------------------------------------------------------------------------------------------------------------------------
Distributions   to   shareholders   from  net  realized  gain  from   investment
transactions:
              Class A                                                                                 (60,267,777)    (47,584,340)
              Class B                                                                                 (13,726,842)    (10,846,801)
              Class C                                                                                 (11,455,005)     (8,384,959)
              Class P                                                                                  (6,119,282)     (3,577,192)
              Class Y                                                                                 (12,868,236)     (6,657,438)
              Total                                                                                  (104,437,142)    (77,050,730)
              ---------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                       452,444,036   1,687,911,437
              Net asset value of shares issued to shareholders in reinvestment of distributions       101,307,453      74,545,000
              Total                                                                                   553,751,489   1,762,456,437
              ---------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                              (523,669,578)   (633,167,138)
              ---------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                           30,081,911   1,129,289,299
              ---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                                    (304,341,433)  1,568,478,378
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                   2,912,681,407   1,344,203,029
              ---------------------------------------------------------------------------------------------------------------------
              End of period (including accumulated net investment loss of
               $8,840,392 and $368,411, respectively)                                              $2,608,339,974  $2,912,681,407
              ---------------------------------------------------------------------------------------------------------------------

              See Notes to Financial Statements.


                                                                                                                           13




      FINANCIAL HIGHLIGHTS


                                                                                                                     Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                          Ended                                                         Year Ended
                                                  July 31, 2000                                                         January 31,
Per Share Operating Performance:                    (unaudited)      2000          1999          1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $19.55        $16.25        $14.27        $12.80        $11.49      $9.58
-----------------------------------------------------------------------------------------------------------------------------------
          Income (loss) from investment operations
          Net investment loss                          (.05)(a)      (.11)(a)      (.07)(a)      (.10)(a)      (.03)      (.02)

          Net realized and unrealized gain
          (loss) on investments                       (1.42)         4.10          2.10          3.16          3.12       4.80

          Total from investment operations            (1.47)         3.99          2.03          3.06          3.09       4.78
-----------------------------------------------------------------------------------------------------------------------------------
          Distributions from net realized gain         (.72)         (.69)         (.05)         (1.59)         (1.78)    (2.87)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $17.36         $19.55       $16.25          $14.27         $12.80   $11.49
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                       (7.99)%(c)     25.33%       14.24%         24.38%(c)      28.35%    50.22%
-----------------------------------------------------------------------------------------------------------------------------------

          Ratios to Average Net Assets:
          Expenses                                       .53%(c)(e)  1.20%(e)    .98%(e)        1.06%(c)      1.10%       1.03%
          Net investment loss                          (.25)%(c)    (.64)%     (.46)%          (.72)%(c)     (.67)%      (.52)%
-----------------------------------------------------------------------------------------------------------------------------------



                                                             Class B Shares                                           Class C Share
-----------------------------------------------------------------------------------------------------------------------------------
                         Six Months                               August 1,    Six Months                                August 1,
                              Ended                  Year Ended  1996(d) to         Ended                    Year Ended  1996(d) to
Per Share             July 31, 2000                  January 31, January 31, July 31, 2000                   January 31, January 31
Operating Performance:  (unaudited)    2000     1999       1998        1997   (unaudited)   2000      1999     1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period         $19.09    $15.98   $14.12    $12.75     $12.14     $19.11     $16.00    $14.13    $12.75     $12.14
-----------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from
     investment operations

     Net investment loss      (.10)(a)  (.21)(a) (.17)(a)  (.20)(a)   (.05)      (.10)(a)    (.21)(a)  (.17)(a)  (.19)(a)   (.05)

     Net realized and
     unrealized gain (loss)
     on investments          (1.38)     4.01     2.06      3.14       2.28      (1.38)       4.01      2.07      3.14       2.28

     Total from
     investment
     operations              (1.48)     3.80     1.89      2.94       2.23      (1.48)       3.80      1.90      2.95       2.23
-----------------------------------------------------------------------------------------------------------------------------------
     Distributions  from
     net realized gain        (.72)     (.69)    (.03)    (1.57)     (1.62)      (.72)       (.69)     (.03)    (1.57)     (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period               $16.89     $19.09   $15.98    $14.12     $12.75     $16.91     $19.11    $16.00    $14.13     $12.75
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)              (8.24)%(c) 24.55%   13.37%    23.48%(c)  19.43%(c)  (8.18)%(c) 24.45%    13.43%    23.55%(c)  19.43%(c
-----------------------------------------------------------------------------------------------------------------------------------
     Ratios to Average
     Net Assets:

     Expenses                .85%(c)(e)  1.79%(e) 1.72%(e)  1.76%       .93%(c)    .85%(c)(e)1.79%(e) 1.72%(e)  1.71%(c)   .93%(c)
     Net investment loss    (.57)%(c)   (1.24)%  (1.19)%   (1.39)%(c)  (.73)%(c)  (.57)%(c) (1.24)%   (1.20)%   (1.34)%(c) (.73)%(c
-----------------------------------------------------------------------------------------------------------------------------------


14




      FINANCIAL HIGHLIGHTS (continued)


                                                                 Class P Shares                                       Class Y Shares
                                  ----------------------------------------------  --------------------------------------------------

                                  Six Months                          January 5,    Six Months                        December 31,
                                       Ended              Year Ended  1998(d) to       Ended            Year Ended    1997(d) to
                               July 31, 2000             January 31,  January 31, July 31, 2000          January 31,  January 31,
Per Share Operating Performance: (unaudited)        2000       1999        1998   (unaudited)      2000     1999         1998
--------------------------------------------------------------------------------  --------------------------------------------------
Net asset value, beginning of period  $19.46      $16.19      $14.26      $14.38       $19.70     $16.30    $14.27    $14.12
--------------------------------------------------------------------------------  --------------------------------------------------
      Income (loss) from
      investment operations

      Net investment loss(a)            (.06)       (.12)       (.10)       (.01)        (.01)      (.05)     (.03)       -(f)

      Net realized and unrealized
      gain (loss) on investments       (1.41)       4.08        2.08        (.11)       (1.45)      4.14      2.11       .15

      Total from investment operations (1.47)       3.96        1.98        (.12)       (1.46)      4.09      2.08       .15
      --------------------------------------------------------------------------  --------------------------------------------------

      Distributions from net
      realized gain                     (.72)       (.69)       (.05)         -          (.72)      (.69)     (.05)       -
      --------------------------------------------------------------------------  --------------------------------------------------
Net asset value, end of period        $17.27      $19.46      $16.19      $14.26       $17.52     $19.70    $16.30    $14.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                        (8.03)%(c)  25.24%      13.89%       (.83)%(c)   (7.87)%(c) 25.88%    14.59%     1.06%(c)
------------------------------------------------------------------------------------------------------------------------------------
      Ratios to Average Net Assets:
      Expenses                          .58%(c)(e)  1.25%(e)    1.17%(e)     .08%(c)      .36%(c)(e) .81%(e)   .72%(e)   .06%(c)
      Net investment loss              (.30)%(c)    (.70)%      (.70)%      (.05)%(c)    (.07)%(c)  (.26)%    (.22)%    (.02)%(c)
------------------------------------------------------------------------------------------------------------------------------------


                                           Six Months Ended
                                              July 31, 2000
Supplemental Data for AllClasses:               (unaudited)          2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

      Net assets, end of period (000)            $2,608,340    $2,912,681    $1,344,203      $553,086      $330,358      $197,602

      Portfolio turnover rate                        19.07%        50.13%      30.89%          33.60%        42.35%        50.12%
------------------------------------------------------------------------------------------------------------------------------------
    (a) Calculated using average shares outstanding during the period.
    (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
    (c) Not annualized.
    (d) Commencement of offering respective class shares.
    (e) The ratios for 1999 and 2000 include expenses paid through an expense offset arrangement.
    (f) Amount less than $.01.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Company: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded; or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market reflects the market value of the bonds more accurately. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approx i mates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) along with realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. Management Fee and Other Transactions with Affiliates The Com pany has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services, and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses related to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million. On July 31, 2000, the management fee payable was $1,070,480.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily Net Asset Value of shares sold prior to June 1, 1990 and 0.25% of the average daily Net Asset Value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily Net Asset Value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily Net Asset Value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the Net Asset Value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual Net Asset Value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily Net Asset Value of the Class P shares. Class Y does not have a Plan. On July 31, 2000, the 12b-1 fees payable were $2,170,919.

Distributor received $82,597, representing payment of commissions on sales of Class A shares after deducting $613,267 allowed to authorized dealers as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Agreement with the Alpha Series of Lord Abbett Securities Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Alpha Series in proportion to the average daily value of shares owned by the Alpha Series. Other expenses include approximately $174,128 accrued pursuant to this Servicing Agreement.

3. Distributions Net realized gain from investment transactions is distributed to shareholders twice a year. Accumulated net realized gain on July 31, 2000 for financial reporting purposes totaled $84,346,061.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with accounting principles generally accepted in the United States of America.

4. Capital The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-895 million shares, Class B-20 million shares, Class C-25 million shares, Class P-30 million shares and Class Y-30 million shares. Paid in capital amounted to $2,211,734,836 on July 31, 2000. Transactions in shares of capital stock were as follows:


-------------------------------------------------------------------------------
                       Six Months Ended                 Year Ended
                        July 31, 2000                 January 31, 2000
Class A             Shares       Amount             Shares        Amount
-------------------------------------------------------------------------------
Sales of shares      14,136,950     $271,738,713   58,432,866  $  986,611,558
Shares issued to
shareholders in
reinvestment of
distributions         2,893,569       58,652,655    2,758,541      46,297,955
Total                17,030,519      330,391,368   61,191,407   1,032,909,513
-------------------------------------------------------------------------------
Shares reacquired   (19,406,570)    (376,489,401) (26,498,985)   (444,560,815)
Increase (decrease)  (2,376,051)   $ (46,098,033)  34,692,422  $  588,348,698
-------------------------------------------------------------------------------


                           Six Months Ended                  Year Ended
                           July 31, 2000                  January 31, 2000
-------------------------------------------------------------------------------
Class B                  Shares           Amount       Shares       Amount
-------------------------------------------------------------------------------
Sales of shares         794,618      $14,806,592    8,603,561    $139,812,675
Shares issued to
shareholders in
reinvestment of
distributions           653,838       12,926,381      620,420      10,205,850
Total                 1,448,456       27,732,973    9,223,981     150,018,525
Shares reacquired    (1,464,669)     (26,860,762)  (2,533,652)    (41,518,036)
Increase (decrease)     (16,213)      $  872,211)   6,690,329    $108,500,489

                       Six Months Ended                   Year Ended
                         July 31, 2000                 January 31, 2000
-------------------------------------------------------------------------------
Class C                  Shares           Amount       Shares       Amount
-------------------------------------------------------------------------------
Sales of shares       1,032,279     $ 19,303,835   10,236,907    $166,790,981
Shares issued to
shareholders in
reinvestment of
distributions           546,641       10,818,021      474,086       7,867,443
Total                 1,578,920       30,121,856   10,710,993     174,658,424
Shares reacquired    (1,623,658)     (29,861,906)  (3,122,165)    (51,382,164)
Increase (decrease)     (44,738)     $   259,950)   7,588,828    $123,276,260

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             Six Months Ended              Year Ended
                               July 31, 2000            January 31, 2000
-------------------------------------------------------------------------------
Class P                  Shares           Amount       Shares       Amount
-------------------------------------------------------------------------------
Sales of shares       3,877,569     $ 74,921,522    7,183,500    $123,901,578
Shares issued to
shareholders in
reinvestment
of distributions        301,261        6,079,445      209,735       3,538,760
Total                 4,178,830       81,000,967    7,393,235     127,440,338
Shares reacquired    (2,483,492)     (46,250,631)  (2,836,163)   (48,311,912)
Increase              1,695,338     $ 34,750,336)   4,557,072   $  79,128,426

                           Six Months Ended                 Year Ended
                             July 31, 2000               January 31, 2000
-------------------------------------------------------------------------------
Class Y                  Shares           Amount     Shares       Amount
-------------------------------------------------------------------------------
Sales of shares     3,769,652$       71,673,374   15,525,460  $270,794,645
Shares issued to
shareholders in
reinvestment
of distributions      627,738        12,830,951      381,945     6,634,992
Total               4,397,390        84,504,325   15,907,405   277,429,637
-------------------------------------------------------------------------------
Shares reacquired  (2,328,482)      (44,206,878) (2,804,864)  (47,394,211)
Increase            2,068,908      $ 40,297,447   13,102,541  $230,035,426
-------------------------------------------------------------------------------


5. Portfolio Securities The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of July 31, 2000, the value of securities on loan was $263,274,211. These loans were collateralized by cash of $272,820,586. Income from securities lending totaling $770,178 is accounted for in the same manner as other dividend and interest income on the Statement of Operations.
Purchases and sales of investment securities (other than short-term invest ments) totaled $596,403,643 and $521,885,700, respectively, during the six months ended July 31, 2000. As of July 31, 2000, net unrealized appreciation for federal income tax purposes totaled $321,099,469, of which $793,264,791 related to appreciated securities and $472,165,322 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned on July 31, 2000 was substantially the same as the cost for financial reporting purposes.

6. Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

7. Transactions with Affiliated Companies An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the year with companies that are affiliates are as follows:

                             Balance of
                            Shares Held         Gross        Gross
Affiliates                  Jan. 31, 2000    Purchases      Sales
-------------------------------------------------------------------------------
ATS Medical, Inc.             1,214,610            -             -
Armor Holdings, Inc.          1,190,000            -             -
CellStar Corp.                3,005,000            -             -
Comtech Telecommunications
     Corp.                            -      530,000             -
Cornell Corrections, Inc.       712,980            -             -
Crossmann Communities, Inc      559,280            -             -
EXCO Resources, Inc.            650,000            -       (26,300)
Edge Petroleum Corp.            550,000            -       (65,000)
Federal Agricultural
   Mortgage Corp. Class C       625,000            -             -
Frontier Airlines, Inc.         918,000            -             -
Healthcare Service Group, Inc.  848,350            -             -
LeCroy Corp.                    520,500            -             -
Matria Healthcare, Inc.       2,016,000            -             -
MicroTouch Systems, Inc.        565,000            -             -
Orbital Sciences Corp.        1,820,350      250,000             -
Orthofix International N.V.     607,680       51,900             -
Plantronics, Inc.             1,021,100            -       (50,000)
Quicksilver, Inc.             1,353,750            -             -
RadiSys Corp.                   937,720            -             -
Shoe Carnival, Inc.             753,540            -             -
Tarrant Apparel Group           920,040            -             -
Tropical Sportswear
     International Corp.        740,000      200,000             -
-------------------------------------------------------------------------------

                                                         Realized Gain
                            Balance of                      (Loss)
                          Shares Held         Value      Feb. 1, 2000 to
Affiliates                Jul. 31, 2000  Jul. 31, 2000   Jul. 31, 2000
-------------------------------------------------------------------------------
ATS Medical, Inc.             1,214,610  $ 16,169,496      $     -
Armor Holdings, Inc.          1,190,000   17,478,125             -
CellStar Corp.                3,005,000    7,043,119             -
Comtech Telecommunications
     Corp.                      530,000    7,618,750             -
Cornell Corrections, Inc.       712,980    4,589,809             -
Crossmann Communities, Inc      559,280    8,389,200             -
EXCO Resources, Inc.            623,700    5,691,262        20,787
Edge Petroleum Corp.            485,000    1,333,750      (674,746)
Federal Agricultural
   Mortgage Corp.Class C        625,000    9,335,937             -
Frontier Airlines, Inc.         918,000   16,466,625             -
Healthcare Service Group, Inc.  848,350    4,029,663             -
LeCroy Corp.                    520,500    7,807,500             -
Matria Healthcare, Inc.       2,016,000    7,434,000             -
MicroTouch Systems, Inc.        565,000    4,590,625             -
Orbital Sciences Corp.        2,070,350   31,184,647             -
Orthofix International N.V.     659,580   13,109,152             -
Plantronics, Inc.               971,100  134,011,800     6,139,437
Quicksilver, Inc.             1,353,750   18,106,406             -
RadiSys Corp.                   937,720   57,669,780             -
Shoe Carnival, Inc.             753,540    4,709,625             -
Tarrant Apparel Group           920,040    7,360,320             -
Tropical Sportswear
     International Corp.        940,000   16,273,750             -
-------------------------------------------------------------------------------


8. Directors' Remuneration The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable on July 31, 2000, under a deferred compensation plan, were $430,216.

9. Line of Credit The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.09% per annum. There were no loans outstanding pursuant to this Facility on July 31, 2000, nor was the Facility utilized at any time during the period.


Copyright(C)2000 by Lord Abbett Developing Growth Fund,Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U. S. A .

                           INVESTING IN THE
                        LORD ABBETT
                                 FAMILY OF FUNDS

---------------------------------------------------------------------------------------------------------------------------
 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   INCOME
---------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE       GROWTH FUNDS      GROWTH &           BALANCED FUND   INCOME FUNDS           TAX-FREE        MONEY
 GROWTH FUNDS                       INCOME FUNDS                                              INCOME FUNDS    MARKET FUND
                  Large-Cap                            Balanced        World Bond-
 Growth           Growth Fund       Research Fund -    Series**        Debenture Series      o National       U. S. Government
 Opportunities                      Large-Cap                                                o California     Securities Money
 Fund             Research Fund-    Series                             Global Fund -         o Connecticut    Market Fund + ++
                  Small-Cap Value                                      Income Series         o Florida
                  Series            Growth &                                                 o Georgia
                                    Income Series                      High Yield Fund       o Hawaii
                  Alpha Series*                                                              o Michigan
                                    Affiliated Fund                    Bond-Debenture        o Minnesota
                  International                                        Fund                  o Missouri
 Developing       Series                                                                     o New Jersey
 Growth Fund                                                           Limited Duration      o New York
                                                                       U. S. Government      o Pennsylvania
 Lord Abbett      Mid-Cap                                              Securities Series+    o Texas
 Developing       Value Fund                                                                 o Washington
 Growth Fund                                                           U. S. Government
 is closed to     Global Fund-                                         Securities Series+
 new investors.   Equity Series

FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE YOUR INVESTMENT PROFESSIONAL PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

DIVERSIFICATION. You and your investment professional can diversify your investments between equity and income funds.

FLEXIBILITY. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

NUMBERS TO KEEP HANDY

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

* Lord Abbett Securities Trust - Alpha Series is a "fund of funds" investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund
     - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.
** Lord Abbett Balanced Series is a "fund of funds" investing in shares of certain other Lord Abbett funds.
+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.
++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]


Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
---------------------------------------------------------
90 Hudson Street   o   Jersey City, New Jersey 07302-3973

                                                                      LADG-3-700
                                                                          (9/00)